                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2004

                            TOMAHAWK INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       0-9483                  95-3502207
            ------                       ------                  ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)

               240 West 35th Street, Suite 402, New York, NY 10001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 563-3523

                   211 West Wall Street, Midland, Texas 70701
                   ------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

On March 1, 2004, Tomahawk Industries, Inc. (the "Company") filed with the
Commission a Current Report on Form 8-K (the "Report") in connection with the acquisition of Sparta Commercial Services, LLC. At Item 7 of the Report, the
Company indicated that it would file audited historical financial statements of the business acquired and pro-forma financial information at a later date. This
Amendment to the Report sets forth the financial information in response to Item
7.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A development Stage Company)
                           DECEMBER 31, 2003 AND 2002

                            FINANCIAL STATEMENTS WITH
                                 AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                                       F-1

                         SPARTA COMMERCIAL SERVICES, LLC

                          Index to Financial Statements

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

Report of Independent Certified Public Accountants                           F-3

Balance Sheet as of December 31, 2003 and 2002                               F-4

Statement of Losses for the years ended  December 31, 2003 and 2002          F-5
and for the period  October 1, 2001 (date of inception)
to December 31, 2003

Statement of Members' Capital for the period October 1, 2001 (date           F-6
of inception) to December 31, 2003

Statements of Cash Flows for the  years ended December 31, 2003              F-7
and 2002 and for the period October 1, 2001  (date of inception) to
December 31, 2003

Notes to  Financial Statements                                       F-8 to F-14

                                       F-2

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Sparta Commercial Services, LLC
New York, New York

     We have audited the accompanying balance sheets of Sparta Commercial
Services, LLC , (a development stage company) as of December 31, 2003 and 2002 and the related statements of losses, members' capital, and cash flows for the years then ended and for the period October 1, 2001 (date of inception) through
December 31, 2003. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based upon our audits.

     We have conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sparta Commercial Services,
LLC (a development stage company) at December 31, 2003 and 2002 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003 and for the period October 1, 2001 (date of inception)
to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming the company will continue as a going concern. As discussed in the Note E to the accompanying financial statements, the company is in the development stage and has not established a source of revenues. This raises substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                    /S/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                    --------------------------------------------
                                    Russell Bedford Stefanou Mirchandani LLP
                                    Certified Public Accountants
New York, New York
May 12, 2004

                                       F-3

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A development stage company)
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                             2003         2002
                                            -------     -------

ASSETS
------

Current Assets:

Cash and cash equivalents                   $75,682     $   235
Marketable securities                        13,577        --
                                            -------     -------
Total Current Assets                         89,259         235

Total Assets                                $89,259     $   235
                                            =======     =======

LIABILITIES AND MEMBERS' CAPITAL
--------------------------------

Current Liabilities:

Accounts payable                            $30,152     $  --
Due to related party (Note B)                42,885        --
                                            -------     -------
     Total Current Liabilities               73,037        --

Commitments & Contingencies (Note D)           --          --

Members' Capital (Note C)                    16,222         235

Liabilities and Members' Capital            $89,259     $   235
                                            =======     =======

                 See accompanying notes to financial statements

                                       F-4

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A development stage company)
                               STATEMENT OF LOSSES

                                                                   For the Period
                                                                   October 1, 2001
                                                                   (date of inception)
                                                                   through
                             For the Year Ended December 31,       December 31, 2003
                                 2003                2002
                             -----------         -----------       -----------

Operating Expenses:
General and administrative   $ 1,411,157         $    50,015       $ 1,461,172
                             -----------         -----------       -----------
Total Operating Expenses       1,411,157              50,015         1,461,172
                                                 -----------

Loss from Operations          (1,411,157)            (50,015)       (1,461,172)
                             -----------         -----------       -----------

Other Income                        --                  --                --
                             -----------         -----------       -----------
Interest (Expenses) Income          --                  --                --
                             -----------         -----------       -----------
Income Taxes                        --                  --                --
                             -----------         -----------       -----------

Net Loss                     $(1,411,157)        $   (50,015)      $(1,461,172)
                             ===========         ===========       ===========

                 See accompanying notes to financial statements

                                       F-5

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A development stage company)
                          STATEMENT OF MEMBERS' CAPITAL
           FOR THE PERIOD OCTOBER 1, 2001 (Date of Inception) THROUGH
                                DECEMBER 31, 2003

                                                                                Deficit        Total
                                                Membership                    Accumulated   (Deficiency)
                                   Membership    Interest        Other          During          in
                                    interest      Shares      Comprehensive   Development     Members'
                                     Shares       Amount         Income          Stage        Capital
                                   ----------   ----------    -------------   -----------   ------------

Balance at December 31, 2001       $     --     $     --      $        --     $      --     $       --

Issuance of shares of membership
interest to the founders            5,100,000          250             --            --              250

Proceeds from capital
contributions                          50,000       50,000             --            --           50,000

Net Loss                                 --           --               --         (50,015)       (50,015)

Balance at December 31, 2002        5,150,000       50,250             --         (50,015)           235

Proceeds from capital
contributions                         640,000      640,000             --            --          640,000

Membership interests issued to
consultants in exchange for
services in June 2003 at $1
per unit                              448,000      448,000             --            --          448,000

Membership interests
issued in exchange for
licensing and management fees in
December, 2003 at $1 per unit         330,433      330,433             --            --          330,433

Unrealized gain on marketable
securities                               --           --              8,711          --            8,711

Net Loss                                 --           --               --      (1,411,157)    (1,411,157)

Balance at December 31, 2003        6,568,433   $1,468,683           $8,711   $(1,461,172)   $    16,222

                 See accompanying notes to financial statements

                                       F-6

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A development stage company)
                             STATEMENT OF CASH FLOWS

                                                                                  For the Period
                                                                                  October 1, 2001
                                                                                  (date of inception)
                                                                                  through
                                                 For the Year Ended December 31,  December 31, 2003
                                                     2003           2002
                                                 -----------    -----------       -----------

Cash Flows From Operating Activities:

Net loss                                         $(1,411,157)   $   (50,015)      $(1,461,172)

Adjustments to reconcile net loss to
net cash (used in) operating activities:

Shares issued in exchange for
  licensing fees                                     330,433           --             330,433
Shares issued to founders                               --             250                250
                                                 -----------    -----------       -----------
Shares issued to consultants for services            448,000           --             448,000
                                                 -----------    -----------       -----------

(Increase) decrease in:
Accounts payable                                      30,152           --              30,152
Due to related party                                  42,885           --              42,885
                                                 -----------    -----------       -----------
Net Cash Used In Operating Activities               (559,687)       (49,765)         (609,452)

Cash Flows From Investing activities:

Net payments for purchase of
marketable securities                                 (4,866)          --              (4,866)
                                                 -----------    -----------       -----------
Net Cash Used In Investing Activities                 (4,866)          --              (4,866)

Cash Flows From Financing Activities:

Capital contributions from members                   640,000         50,000           690,000
                                                 -----------    -----------       -----------
Net Cash Provided By Financing Activities            640,000         50,000           690,000

Net increase in cash and equivalents                  75,447            235            75,682
Cash and equivalents at beginning of period              235           --                --
Cash and equivalents at end of period            $    75,682    $       235       $    75,682
                                                 ===========    ===========       ===========

Supplemental disclosures of
cash flow information:
Cash paid during the period for interest         $      --      $      --         $      --
                                                 -----------    -----------       -----------
Cash paid during the period for taxes            $      --      $      --         $      --
                                                 -----------    -----------       -----------

Non Cash Investing and Financing Transactions:

Shares issued in exchange for
licensing fees                                   $   330,433    $      --         $   330,433

Shares issued to founders                        $      --      $       250       $       250
                                                 -----------    -----------       -----------
Shares issued to consultants for services        $   448,000    $      --         $   448,000
                                                 -----------    -----------       -----------

                 See accompanying notes to financial statements

                                       F-7

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

Sparta Commercial Services, LLC (the "Company") was formed on October 1, 2001 under the laws of the State of Delaware under the name of Sparta Financial
Services, LLC. In September, 2003, the Company changed its name to Sparta
Commercial Services, LLC. The liabilities of the Company's members are limited.

The Company is in the development stage, as defined by Statement of Financial
Accounting Standards No. 7 ("SFAS No. 7") and its efforts have been principally devoted to developing business as an originator and indirect lender for retail installment loan and lease financing for the purchase or lease of new and used motorcycles (specifically 500cc and higher) and utility-oriented 4-stroke all terrain vehicles (ATVs).

To date, the Company has generated no sales revenues, has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from
October 1, 2001 (date of inception) through December 31, 2003, the Company has accumulated losses of $1,461,172.

Estimates
---------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition
-------------------

For revenue from products and services, the Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in
Financial Statements" ("SAB 101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered;
(3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered/services rendered and the collectibility of those amounts.
Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or services has not been rendered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or services has been rendered or no refund will be required.

On December 17, 2003, the SEC staff released Staff Accounting Bulletin (SAB) No.
104, Revenue Recognition. The staff updated and revised the existing revenue recognition in Topic 13, Revenue Recognition, to make its interpretive guidance consistent with current accounting guidance, principally EITF Issue No. 00-21,
"Revenue Arrangements with Multiple Deliverables." Also, SAB 104 incorporates portions of the Revenue Recognition in Financial Statements - Frequently Asked
Questions and Answers document that the SEC staff considered relevant and rescinds the remainder. The company's revenue recognition policies are consistent with this guidance; therefore, this guidance will not have an immediate impact on the company's financial statements.

                                       F-8

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (Continued)

Cash Equivalents
----------------

For the purpose of the accompanying financial statements, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

Marketable Securities
---------------------

The Company classifies its marketable securities as "available for sale"
securities which may be sold in response to changes in interest rates, liquidity needs and for other purposes. Securities classified as "available for sale" are carried in the financial statement at fair value. Realized gains and losses are included in other income. Unrealized gains and losses are reported as a separate component of stockholders' equity.

At December 31, 2003, marketable securities consist of:

                                                        Fair Market
                           Cost       Unrealized Gain   Value

Equity securities          $ 4,489    $ 8,711           $13,200
Mutual funds                   377       --                 377
                           -------    -------           -------
Total                      $ 4,866    $ 8,711           $13,577

At December 31, 2002, marketable securities balance was $0.

Income Taxes
------------

The Company has chosen to be treated as a partnership for federal and state income tax purposes. A partnership is a not a tax paying entity for federal or state income tax purposes. Accordingly, no income tax expense has been recorded in the financial statements. All income or losses will be reported on the individual members' income tax returns. The Company is however liable for New
York City income taxes.

The Company has adopted Financial Accounting Standard No. 109 (SFAS 109) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes for New York City are insignificant.

Impairment of Long-Lived Assets
-------------------------------

The Company has adopted Statement of Financial Accounting Standards No. 121
(SFAS 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

                                       F-9

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Intangible Assets
-----------------

Organization costs have been expensed as incurred.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), Reporting
Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS
130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. At December 31, 2003 and 2002, the Company has $8,711 and
$0, respectively, as accumulated unrealized gain (loss) on marketable securities classified as held for sale.

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131,
Disclosures about Segments of an Enterprise and Related Information ("SFAS
131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segment.

Guaranteed Payments to the Members
----------------------------------

The Company has included compensation paid to the Company's Managing Member as a charge to operations. During the years ended December 31, 2003 and 2002, the
Company paid $115,140 and $0, respectively, to the Company's Managing Member in the form of compensation.

Stock Based Compensation
------------------------

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based
Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB
Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS
No. 148 in its financial reports for the period from January 1, 2003 through
December 31, 2003 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods. The Company does not have stock based awards of compensation to employees granted or outstanding during the period from October 1, 2001 (date of inception) through December 31, 2003.

                                      F-10

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Liquidity
---------

As shown in the accompanying financial statements, the Company incurred a net loss of $(1,461,172) during the period October 1, 2001 (date of inception)
through December 31, 2003. The Company's current assets exceeded its current liabilities by $16,221 as of December 31, 200

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Research and Development
------------------------

Company-sponsored research and development costs related to both present and future products will be expended in the period incurred.

Advertising
-----------

The Company follows a policy of charging the costs of advertising to expenses incurred. During the years ended December 31, 2003 and 2002, and the period
October 1, 2001 (date if inception) through December 31, 2003, the Company incurred advertising costs of $282, $0 and $282, respectively.

New Accounting Pronouncements
-----------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of
Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements.
Previously, the criteria were based on control through voting interest.
Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of Interpretation No. 46 will not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING
ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 will not have a material impact on the Company's results of operations or financial position.

                                      F-11

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

New Accounting Pronouncements (continued)
-----------------------------------------

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL
INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150
establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003.
The adoption of SFAS 150 will not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES
ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB
STATEMENTS NO. 87, 88 AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about
Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement will not have a material impact on the Company's results of operations or financial position.

NOTE B - RELATED PARTY TRANSACTIONS

The Company entered in to a licensing agreement relating to the use of a proprietary operating system, with an entity controlled by the Company's managing member. During the years ended December 31, 2003 and 2002, the Company charged to operations $300,000 in connection with the licensing agreement. Also, in December 2003, the Company issued 330,433 shares of its membership interests valued at $330,433 which was charged to operations in exchange for licensing the proprietary operating systems. (see Note D)

During the years ended December 31, 2003 and 2002, the Company paid $115,140 and
$0, in exchange for services to the Company's Managing Member. These amounts were charged to operations.

The Company leases office space from an entity controlled by the Company's managing member (see Note D)

NOTE C - MEMBERS' CAPITAL

The Company is authorized to issue 6,818,433 shares of membership interests, with no par value. At the option of the Company, the shares may be designated as a separate class or subclass of the Company's membership interests for the purposes of delineating the particular rights and shares/units of ownership may be diluted by future issuance of securities. At December 31, 2003 and 2002, the
Company has issued and outstanding shares of 6,568,433 and 5,150,000, respectively.

In 2002, the Company issued 5,100,000 shares to the founder members in exchange for services relating to formation of the Company. The Company charged $250 to expenses in relation to the issuance.

In April 2002, the Company issued 50,000 shares of membership interest for cash consideration of $50,000.

                                      F-12

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE C - MEMBERS' CAPITAL (continued)

In June 2003, the Company issued 448,000 shares of membership interest to various consultants in exchange for services valued at $1 per share.

During the year ended December 31, 2003, the Company issued 640,000 shares of membership interest for $640,000.

In December 2003, the Company issued 330,433 shares of membership interest for licensing fees payable to a company related to the principal members of the
Company.

NOTE D - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments
---------------------------

The Company leases office space under operating lease with an entity controlled by the Company's managing member. (Note B)

NOTE E - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements during the period October 1, 2001 (date of inception)
through December 31, 2003, the Company incurred a loss of $1,461,172 and had no revenue. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to developing its business and raising capital and there can be no assurance that the Company's efforts will be successful. However, the planned principal operations have not commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company's management is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

                                      F-13

                         SPARTA COMMERCIAL SERVICES, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE F - SUBSEQUENT EVENTS

On February 27, 2004, the Company entered into an Agreement of Plan and
Reorganization ("Agreement") with Tomahawk Industries, Inc. ("Tomahawk") an inactive publicly registered shell corporation with no significant assets or operations. In accordance with SFAS No. 141, the Company was the acquiring entity. While the transaction is accounted for using the purchase method of accounting, in substance the Agreement is a recapitalization of the Company's capital structure.

For accounting purposes, the Company accounted for the transaction as a reverse acquisition and Sparta is the surviving entity. The total purchase price and carrying value of net assets acquired was $61,187. From April 1988 until the date of the Agreement, Tomahawk was an inactive corporation with no significant assets and liabilities The Company did not recognize goodwill or any intangible assets in connection with the transaction.

Effective with the Agreement, all previously outstanding membership interests owned by the Company's members were exchanged for an aggregate of 143,362,772 shares of Tomahawk common stock. The value of the stock that was issued was the historical cost of the Tomahawk's net tangible assets, which did not differ materially from their fair value.

Subject to shareholder approval, Tomahawk is obligated to issue an additional
486,511,854 shares of its common stock to the Company's members.

                                      F-14

(B) PRO FORMA FINANCIAL INFORMATION.

Condensed Consolidated Pro Forma Unaudited Balance Sheet                    F-16
as of December 31, 2003

Condensed Consolidated Pro Forma Unaudited Statement of Losses              F-17
for the Year Ended December 31, 2003

Notes to Condensed Consolidated Pro Forma                                   F-18
Unaudited Financial Statements

               Unaudited Pro Forma Condensed Financial Information

On February 27, 2004, Sparta Commercial Services LLC ("Sparta") completed an
Agreement and Plan of Reorganization ("Agreement") with Tomahawk Industries,
Inc. ("Tomahawk") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Sparta shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Tomahawk was $61,187. From April, 1988 until the date of the merger, Tomahawk was an inactive corporation with no significant assets and liabilities.

Effective with the Agreement, all previously outstanding membership interest owned by Sparta's members were exchanged for an aggregate of 143,362,772 shares of Tomahawk common stock. The value of the stock that was issued was the historical cost of Tomahawk's net tangible assets, which did not differ materially from their fair value. In accordance with Statement of Financial
Accounting Standard 141, Sparta is the acquiring entity.

The Proforma Unaudited Financial Statements have been prepared by management of
Sparta in order to present consolidated financial position and results of operations of Tomahawk and Sparta as if the acquisition had occurred as of
December 31, 2003 for the pro forma condensed balance sheet and to give effect to the acquisition of Tomahawk, as if the transaction had taken place at January
1, 2003 for the pro forma condensed consolidated statement of losses for the year ended December 31, 2003.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Sparta Commercial Services, LLC (including notes thereto) included in this Form.

                                      F-15

                            TOMAHAWK INDUSTRIES, INC.
            CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
                                DECEMBER 31, 2003

                                     ASSETS

                                                                     Pro Forma           Pro Forma
                                             TOMAHAWK     SPARTA     Adjustments        Consolidated
                                            ----------    -------    -----------        ------------

Current Assets:
      Cash and equivalents                  $      594    $75,682                       $     76,276
      Marketable securities                       --       13,577                             13,577
                                            -----------   -------                       ------------
 Total Current Assets                       $      594    $89,259                       $     89,853
                                            ===========   =======                       ============

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities:
      Accounts payable                      $      --     $30,152                       $     30,152
      Advances from stockholders                  5,144      --                                5,144
      Due to related party                        --       42,885                             42,885
                                            -----------   -------                       ------------
  Total Current Liabilities                       5,144    73,037                             78,181

Members' Capital                                   --      16,222        (16,222)  (1)          --

 Stockholders' Equity:

Common stock                                     56,637                  143,363   (1)       200,000
Additional paid-in-capital                    5,443,447               (5,443,447)  (1)          --
Accumulated deficit                          (5,504,634)               5,504,634   (2)      (188,328)
                                            -----------                                 ------------
                                                                          16,222   (1)
                                                                         (61,187)  (2)
                                                                        (143,363)  (1)
Total (Deficiency) in Stockholders' Equity       (4,550)                                      11,672
                                            -----------                                 ------------
Total Liabilities and Stockholders' Equity  $       594   $89,259                       $     89,853
                                            ===========   =======                       ============

         See accompanying notes to the proforma unaudited consolidated financial statements

                                      F-16

                                      TOMAHAWK INDUSTRIES, INC.
                    CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                                 FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                      Pro Forma           Pro Forma
                                              TOMAHAWK     SPARTA     Adjustments        Consolidated
                                              --------   ----------   -----------        ------------

Operating Expenses:

General and administrative                    $  5,144   $1,411,157   $    61,187 (1)   $  1,477,488
                                              --------   ----------                     ------------
   Total Operating Expenses                      5,144    1,411,157                        1,477,488

Loss from Operations                            (5,144)  (1,411,157)                      (1,477,488)
                                              --------   ----------                     ------------

Other Income                                      --          --                                --
                                              --------   ----------                     ------------
Interest (Expenses) Income                        --          --                                --
                                              --------   ----------                     ------------
Income Taxes                                      --          --                                --
                                              --------   ----------                     ------------

Net Loss                                      $ (5,144)  (1,411,157)                    $ (1,477,488)
                                              ========   ==========                     ============

            See accompanying notes to proforma unaudited consolidated
                              financial statements

                                      F-17

                            TOMAHAWK INDUSTRIES, INC.
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The Proforma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of
Tomahawk Industries, Inc. ("Tomahawk") and Sparta Commercial Services LLC
("Sparta") as if the acquisition had occurred as of December 31, 2003 for the pro forma condensed balance sheet and to give effect to the acquisition of
Tomahawk, as if the transaction had taken place at January 1, 2003 for the pro forma condensed consolidated statement of losses for the year ended December 31,
2003.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of December 31, 2003 and the pro forma condensed consolidated statement of losses for the year ended December 31, 2003.

(1) To record the issuance of 143,362,772 shares of Tomahawk common stock in exchange for one hundred percent (100%) of the issued and outstanding membership interests of Sparta; the cancellation of Sparta membership interests and related cost of $61,187.

(2) To record the acquisition of Tomahawk for stock. The significant components of this transaction are:

                Common stock retained by  Tomahawk shareholders        $ 56,637
                Assets acquired                                            (594)
                Liabilities assumed                                       5,144
                                                                       --------
                Total consideration paid                               $ 61,187
                                                                       ========

     In accordance with SOP 98-5, the Company will expense as organization costs the $61,187.

                                      F-18

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TOMAHAWK INDUSTRIES, INC.

Date:  June 14, 2004                          By: /s/ Anthony Havens
                                                 --------------------------
                                                  Anthony Havens, President

                                      F-19